Exhibit 99.1

FAMILY DOLLAR STOCKHOLDERS APPROVE DOLLAR TREE MERGER

MATTHEWS, NC, January 22, 2015 – Family Dollar Stores, Inc. (NYSE: FDO), a leading national discount retailer offering name brands and quality, private brand merchandise, today announced that, based on a preliminary count of the votes cast at the Company’s Special Meeting of Stockholders held today, Family Dollar stockholders voted to approve the proposed merger with Dollar Tree, Inc. (NASDAQ:DLTR).

Based on the preliminary count, approximately 84 million shares were voted in favor of the merger proposal. The favorable vote represents 74% of the total outstanding and 89% of the total shares voted. As of October 30, 2014, the record date for the Special Meeting, there were approximately 114 million shares of Family Dollar common stock outstanding.

“We are pleased with the outcome of today’s vote, and I want to thank Family Dollar stockholders for their support throughout this process,” said Howard R. Levine, Chairman and CEO of Family Dollar. “The Family Dollar Board of Directors and management team have worked diligently to advance the best interests of all of the Company’s stockholders, and we are grateful for the support we received for the merger proposal. We are also very appreciative of Family Dollar’s talented and committed Team Members, who have remained focused on serving our customers throughout this process. We look forward to completing the transaction with Dollar Tree and remain excited about the opportunity that this combination will create for our stockholders, Team Members, customers and other stakeholders.”

The proposed merger remains subject to approval by the Federal Trade Commission. As previously announced, Dollar Tree and Family Dollar have agreed to provide the FTC with four weeks’ notice prior to closing. Dollar Tree expects to initiate this four-week notice period (which may be terminated early by the FTC) after it has executed a consent decree with the FTC’s Bureau of Competition, which would permit FTC clearance and the closing of the merger as soon as March 2015.

The independent Inspector of Elections, IVS Associates, Inc., will tabulate all proxies and ballots submitted at the Special Meeting. Final results will be released after the votes have been tabulated and certified, which Family Dollar expects to occur next week.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed merger between Dollar Tree and Family Dollar, on October 28, 2014, the Securities and Exchange Commission (SEC) declared effective Dollar Tree’s registration statement on Form S-4 that included a definitive proxy statement of Family Dollar that also constitutes a prospectus of Dollar Tree. On October 28, 2014, Family Dollar commenced mailing the definitive proxy statement/prospectus to stockholders of Family Dollar. INVESTORS AND SECURITY HOLDERS OF FAMILY DOLLAR

ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders are able to obtain free copies of the registration statement and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Dollar Tree and Family Dollar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Dollar Tree are available free of charge on Dollar Tree’s internet website at www.DollarTree.com under the heading “Investor Relations” and then under the heading “Download Library” or by contacting Dollar Tree’s Investor Relations Department at 757-321-5284. Copies of the documents filed with the SEC by Family Dollar are available free of charge on Family Dollar’s internet website at www.FamilyDollar.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by contacting Family Dollar’s Investor Relations Department at 704-708-2858.

Forward Looking Statements

Certain statements contained herein are “forward-looking statements” that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and information about our current and future prospects and our operations and financial results are based on currently available information. Various risks, uncertainties and other factors could cause actual future results and financial performance to vary significantly from those anticipated in such statements. The forward looking statements contained herein include assumptions about our operations, such as cost controls and market conditions, and certain plans, activities or events which we expect will or may occur in the future and relate to, among other things, the business combination transaction involving Dollar Tree and Family Dollar, the unsolicited tender offer and proposals from Dollar General and any other alternative business combination transactions, the financing of the proposed transactions, the benefits, results, effects, timing and certainty of the proposed transactions, future financial and operating results, expectations concerning the antitrust review process for the proposed transactions and the combined company’s plans, objectives, expectations (financial or otherwise) and intentions.

Risks and uncertainties related to the proposed mergers include, among others: the risk that Family Dollar’s stockholders do not approve either merger; the risk that the merger agreement is terminated as a result of a competing proposal; the risk that regulatory approvals required for either merger are not obtained on the proposed terms and schedule or are obtained subject to conditions that are not anticipated; the risk that the other conditions to the closing of either merger are not satisfied; the risk that the financing required to fund either transaction is not obtained; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of either merger; uncertainties as to the timing of either merger; competitive responses to either proposed merger; response by activist stockholders to either merger; costs and difficulties related to the integration of Family Dollar’s business and operations with Dollar Tree’s or other potential business combination transaction counterparties’ business and operations; the inability to obtain, or delays in obtaining, the cost savings and synergies contemplated by either merger; uncertainty of the expected financial performance of the combined company following completion of either proposed transaction; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with either proposed transaction and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; unexpected costs, charges or expenses resulting from either merger; litigation relating to either merger; the outcome of pending or potential litigation or governmental investigations; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions. Consequently, all of the forward-looking statements made by Family Dollar, in this and in other documents or statements are qualified by factors, risks and uncertainties, including, but not limited to, those set forth under the headings titled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in Family Dollar’s Annual Report on Form 10-K for the fiscal year ended August 30, 2014, Family Dollar’s Quarterly Report on Form 10-Q for the quarter ended November 29, 2014, and other reports filed by Family Dollar with the SEC, which are available at the SEC’s website http://www.sec.gov.

Please read our “Risk Factors” and other cautionary statements contained in these filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Family Dollar undertakes no obligation to update or revise any forward-looking statements, even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law. As a result of these risks and others, actual results could vary significantly from those anticipated herein, and our financial condition and results of operations could be materially adversely affected.

About Family Dollar

For more than 50 years, Family Dollar has been providing value and convenience to customersin easy-to-shop neighborhood locations. Family Dollar’s mix of name brands and quality, private brand merchandise, appeals to shoppers in more than 8,100 stores in rural and urban settings across 46 states. Helping families save on the items they need with everyday low prices creates a strong bond with customers who refer to their neighborhood store as “my Family Dollar.” Headquartered in Matthews, North Carolina, just outside of Charlotte, Family Dollar is a Fortune 300, publicly held company with common stock traded on the New York Stock Exchange under the symbol FDO. For more information, please visit www.familydollar.com.

FAMILY DOLLAR CONTACTS:

INVESTOR CONTACT:

Kiley F. Rawlins, CFA

(704) 708-2858

krawlins@familydollar.com

or

Dan Burch / Laurie Connell

MacKenzie Partners

(212) 929-5748 / (202) 591-5233

dburch@mackenziepartners.com / lconnell@mackenziepartners.com

MEDIA CONTACT:

Matthew Sherman / Jamie Moser / Averell Withers

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449